Statement of Additional Information Supplement	August 30, 2011

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF EACH
OF THE OPEN-END PUTNAM FUNDS (EXCEPT FOR PUTNAM VARIABLE TRUST)

The section “INVESTOR SERVICES—Exchange Privilege—Same-Fund Exchange Privilege” is deleted in its entirety and replaced with the following:

Same-Fund Exchange Privilege. Class A shareholders who are eligible to invest in Class Y shares, and Class C shareholders who are eligible to invest in Class Y shares and who are no longer subject to a CDSC, are eligible to exchange their Class A or Class C shares for Class Y shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such exchange.

In addition, Class Y shareholders who are eligible to invest in Class A or Class C shares are eligible to exchange their Class Y shares for Class A or Class C shares of the same fund, if offered in their state, if the Class Y shares are held in an investment option or program that no longer permits the use of Class Y shares in that option or program or if the shareholder otherwise becomes ineligible to invest in Class Y shares. You should be aware that the financial institution or intermediary through which you hold Class Y shares may have the authority under its account or similar agreement with you to exchange your Class Y shares for Class A or Class C shares under these circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by your financial institution or intermediary in this regard. No sales charges or other charges will apply to any such exchange.

For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

The same-fund exchange privilege may not be available for all accounts and may not be offered by all financial institutions or intermediaries through which you hold your shares. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

sai supplement - 8/30/11